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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2003

THE EMPIRE DISTRICT ELECTRIC COMPANY (Exact name of registrant as specified in charter)

Kansas (State or other jurisdiction of incorporation)
1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)

Registrant's telephone number, including area code: (417) 625-5100
Not applicable (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated February 6, 2003, relating to Company's earnings release for the fourth quarter of 2002 and the twelve month period ended December 31, 2002.
99.2	Script for the Company's earnings release conference call scheduled for February 6, 2003.

Item 9    Regulation FD Disclosure

        Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on February 6, 2003 announcing the Company's earnings for the fourth quarter of 2002 and for the twelve month period ended December 31, 2002. Also attached hereto as Exhibit 99.2 is the script for the Company's earnings release conference call scheduled for February 6, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY
	By	/s/ G. A. KNAPP Name: G. A. Knapp Title: Vice President—Finance
Dated: February 6, 2003

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated February 6, 2003, relating to Company's earnings release for the fourth quarter of 2002 and the twelve month period ended December 31, 2002.
99.2	Script for the Company's earnings release conference call scheduled for February 6, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9 Regulation FD Disclosure
SIGNATURE
Exhibit Index